SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 30, 1998





                             PS BUSINESS PARKS, INC.
             (Exact name of registrant as specified in its charter)


     California                      1-10709                        95-4300881
     ----------                      -------                        ----------
(State or Other Jurisdiction  (Commission File Number)          I.R.S. Employer
   of Incorporation)                                      Identification Number)


              701 Western Avenue, Glendale, California 91201-2397
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (818) 244-8080
                                                    --------------



                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.  Acquisition or Disposition of Assets

         During the period June 11, 1998 through September 30, 1998, PS Business Parks, Inc. (the "Company" or "PSB"), through its consolidated partnerships, acquired 4 commercial properties located in Virginia and Maryland, containing approximately 468,000 net rentable square feet, and approximately 7.2 acres of vacant land in Texas at an aggregate purchase price of approximately $38.6 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiation. The Company obtained the funds to acquire the facilities from its equity offerings in May, 1998.

         The  following  table  provides  certain  information   concerning  the
         facilities acquired:

                                                      Date of                      Purchase        Net Rentable    Occupancy at
            Location                Seller         Acquisition  Property Type      Price        Square Footage     Closing
            --------                ------         -----------  -------------     ------------- --------------    ------------
            Sterling, Virginia     D&R Immobilien    6/11/98    Industrial &      $3,577,000(1)     47,200             100%
                                   Verwaltung                   Office
                                   GMBH & Co.
                                   Holding KG


            Sterling, Virginia     D&R Immobilien    6/11/98    Industrial &       3,746,000(2)     48,900             100%
                                   Verwaltung                   Office
                                   GMBH & Co.
                                   Holding KG


            Lorton, Virginia       First and         6/17/98    Industrial &      21,820,000(3)    246,500              94%
                                   Second Gunston               Office
                                   L.P.


            Landover, Maryland     8700 SD
                                   Corporation       9/30/98    Industrial &       8,472,000(4)    125,500              98%
                                                                Office           --------------    -------              ---



            Subtotal -
            operating                                                             37,615,000       468,100              96%
            facilities


            Vacant land -           Pequot, L.C.     9/28/98
               Irving, Texas
               (approx. 7.2                                                          996,000             -
               acres)                                                            --------------    -------


            Totals                                                               $38,611,000       468,100
                                                                                 ==============    =======

         --------------------
         Notes to Purchase Price:
         (1) Acquired for cash of $1,864,000 and the assumption of an existing mortgage payable $1,713,000.
         (2) Acquired for cash of $1,782,000 and the assumption of an existing mortgage payable $1,964,000.
         (3) Acquired for cash of $10,049,000 and the assumption of an existing mortgage payable $11,771,000.
         (4) Acquired for cash.


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
Item 7. Financial Statements and Exhibits

         (a)(iii) Financial Statements specified by Rule 3.14 of Regulation S-X
                  -------------------------------------------------------------

                  It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment within 45 days of the date of filing of this Report.

          (b)     Pro forma Consolidated Financial Statements

                  It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment within 45 days of the date of filing of this Report.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PS BUSINESS PARKS, INC.


Date:  October 13, 1998                     By: /s/ Jack Corrigan
                                                ------------------
                                                Jack Corrigan
                                                Vice President and
                                                  Chief Financial Officer



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